       THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON APRIL 17, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ---------------

                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               April 2, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              MICROGRAFX, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



           Texas                          0-18708                 75-952080
- --------------------------------     ------------------      -------------------
(State or other jurisdiction of      Commission File No.        (IRS Employer
incorporation or organization)                               Identification No.)


           1303 Arapaho
         Richardson, Texas                                          75081
- ----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                               (214) 234-1769
                       -------------------------------
                       (Registrant's telephone number)


================================================================================

                              MICROGRAFX, INC.



Item 2.          Acquisition or Disposition of Assets


On April 2, 1996, Micrografx, Inc. ("Micrografx" or "the Company"), through its wholly owned subsidiary, Visual Software Acquisition, Inc. ("Acquisition"), acquired all of the issued and outstanding capital stock and options of Visual Software, Inc., a California corporation ("Visual"). In connection with the acquisition, Micrografx also agreed to exchange shares of its common stock for the 20% outstanding minority interest in Visual Worlds Development Corporation ("VWD") owned by persons other than Visual. VWD was an 80% owned subsidiary of Visual prior to the acquisition. Visual and its subsidiaries are engaged in the development and marketing of 3-D graphics software and Micrografx intends to continue the business of Visual. Micrografx issued approximately 0.36547 shares of common stock for each outstanding share of common stock of Visual, approximately .8016 shares of its common stock for each outstanding option of Visual, and an aggregate of 3,655 shares of its common stock for the 20% interest in VWD owned by the minority stockholders of VWD. As a result, a total of approximately 882,536 shares of common stock of Micrografx will be issued in connection with these transactions. In connection with the acquisition of Visual, Visual was merged with and into Acquisition, with Acquisition being the surviving corporation. Acquisition's name was changed to "Visual Software, Inc." in the merger. The acquisition of Visual will be accounted for as a pooling of interests. The terms of the Acquisition were derived through arm's-length negotiations between the parties.


Item 7.          Financial Statements and Exhibits


         a. At the time of filing this current report, it is impracticable to file the financial statements of the acquired business required to be filed pursuant to Item 7(a)(1) of Form 8-K and the pro forma financial statements required to be filed pursuant to Item 7(b)(1) of Form 8-K. Such financial statements will be filed by amendment to this current report as soon as practicable, but in no event later than 60 days after this current report is required to be filed.

         c.      Exhibits

                 2. Agreement and Plan of Merger with Visual Software, Inc. dated as of February 27, 1996 (the exhibits and schedules listed therein have been omitted but will be provided to the Commission upon request).

                 28.   Press Releases dated February 27 and April 2, 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MICROGRAFX, INC.



Date:    April 15, 1996                      By      /s/   J. Paul Grayson
                                               ---------------------------------
                                             J. Paul Grayson
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer




Date:    April 15, 1996                      By      /s/   Gregory A. Peters
                                               --------------------------------
                                             Gregory A. Peters
                                             Chief Financial Officer
                                             and Treasurer

                               INDEX TO EXHIBITS



Exhibit
Number                      Description
- -------                     -----------
  2.             Agreement and Plan of Merger with Visual Software, Inc.
                 dated as of February 27, 1996 (the exhibits and schedules listed therein have been omitted but will be provided to the Commission upon request).

 28.             Press Releases dated February 27 and April 2, 1996.